UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2007

RUBICON FINANCIAL INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-29315	13-3349556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19200 Von Karman Avenue, Suite 350 Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 798-7220

Copies of Communications to:

Stoecklein Law Group

4695 MacArthur Court, 11th Floor

Newport Beach, CA 92660

(949) 798-5541

Fax (949) 258-5112

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On June 28, 2007, the Registrant entered into an agreement and plan of merger (the “Merger Agreement”) by and among the Registrant, RFI Sub, Inc., a California corporation and wholly-owned subsidiary of the Registrant (“RFI”), and Grant Bettingen, Inc., a California corporation (“GBI”).

Under the terms of the Merger Agreement, RFI will be merged with and into GBI, with GBI as the surviving corporation and new wholly owned subsidiary of the Registrant. Pursuant to the Merger Agreement, at the effective time of the merger each issued and outstanding share of GBI shall be cancelled and converted into a pro rata share of 1,200,000 shares of the Registrant’s restricted common stock and $974,000 in cash. The cash consideration, subject to certain adjustments based upon undisclosed liabilities or claims against GBI specified in the merger agreement, will be paid in two installments: 50% at the time of closing and the remaining 50% on the first anniversary of the closing date. The shares issued by the Registrant also carry piggyback registration rights.

In addition, 600,000 of the shares to be issued in the merger shall be subject to redemption by the Registrant (a “Call”) at $2.50 per share or can be requested by the Target Stockholder to be redeemed (a “Put”) at $1.00 per share. The Registrant can Call 300,000 shares upon the second anniversary of the merger becoming effective and the additional 300,000 shares on the third anniversary of the merger becoming effective. The Target Stockholder may enact its Put option if the Registrant has not already redeemed the shares in the following installments: 300,000 shares on the second anniversary of the merger becoming effective and the additional 300,000 shares on the third anniversary of the merger becoming effective.

The Merger Agreement also requires the Registrant to execute a pledge agreement, whereby the shares of the Surviving Entity shall be pledged to Grant Bettingen to secure the payment by the Registrant of the second cash payment installment and the redemption payment subject to the Put right.

The completion of the merger is subject to the satisfaction of several conditions, including the following: (i) NASD approval of GBI’s Continuation in Membership Application; (ii) the execution of employment agreements between the Surviving Entity and key GBI employees; the execution of an employment agreement between the Registrant and Grant Bettingen as well as a non-competition agreement from Grant Bettingen; (iv) the delivery by GBI of audited financial statements; and (v) such other customary conditions with respect to transactions of this type.

The Merger Agreement may be terminated at any time by either GBI or the Registrant if the merger has not closed on or before January 1, 2008. Further, the Merger Agreement may be terminated by either GBI or the Registrant without penalty if the parties are unable to reach agreement as to the form of the following agreements within thirty days of execution of the Merger Agreement: 1) Pledge Agreement; 2) Grant Bettingen Employment Agreement; 3) Grant

Bettingen Non-compete Agreement (which may be included in the Grant Bettingen Employment Agreement); and 4) Consulting Agreement with Christi Mottola Enterprises. If either party terminates the Merger Agreement, other than as specified in the Merger Agreement, a break-up fee of $50,000 shall be payable to the non-terminating party.

The Merger Agreement was approved by the unanimous consent of the Registrant’s Board of Directors.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, attached to this Current Report as Exhibit 2.7 and is incorporated into this Item by reference.

About GBI

Grant Bettingen, Inc. (“GBI”) is a licensed NASD firm providing diversified investment banking and securities transaction services. The firm has been operating continuously in the Newport Beach-Irvine, California area since 1985.

GBI has put together a professional team of investment bankers, investment advisors and securities representatives dedicated to uncovering today’s business and investment strategies for its corporate and individual clientele.

GBI prides itself in taking the time to thoroughly explain the nature of opportunities or the constraints of various financial strategies and investment decisions.

The founder and President, Grant Bettingen, has guided GBI to be well positioned with a solid reputation in the industry for good business and ethical practices. He is well regarded by clients, contemporaries and competitors.

Mr. Bettingen is respectfully recognized as an established member of the community in part from an early and successful pioneering California family involved in investments, business, real estate and energy. Mr. Bettingen is supported and complemented by an experienced core management and advisory team of employees and associates, some of whom have worked with GBI nearly fifteen years.

Forward-Looking Statements

This Current Report and the exhibit filed with it contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding expectations as to the completion of the Merger and the other transactions contemplated by the Merger Agreement. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, the ability of the parties to the Merger Agreement to satisfy the conditions to closing specified in the Merger Agreement. More information about the Registrant and risks related to the Registrant’s business are detailed in the Registrant’s most recent Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, and its Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K as filed with the Securities and Exchange Commission. The Registrant does not undertake an obligation to update forward-looking statements.

Section 9 – Financial Statements and Exhibits

Item 9.01	Exhibits

EXHIBITS

Exhibit Number	Description
2.7	Merger Agreement among Rubicon Financial Incorporated, RFI Sub, Inc. and Grant Bettingen, Inc., dated June 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rubicon Financial Incorporated

By: /s/ Joseph Mangiapane, Jr.

Joseph Mangiapane, Jr., Chief Executive Officer

Date: July 5, 2007